                                                                    EXHIBIT 10.4

                      CHENIERE ENERGY OPERATING CO., INC.
                               Two Allen Center
                         1200 Smith Street, 17th Floor
                            Houston, Texas   77002



                                                 As of June 14, 1996


To Each of the Purchasers Named on
Schedule A Hereto:

Ladies and Gentlemen:

           Cheniere Energy Operating Co., Inc., a Delaware corporation (the "Company"), hereby agrees with you as follows:

SECTION 1.    PURCHASE AND SALE OF SECURITIES

1.1 Description of Securities. The undersigned Purchasers hereby severally agree to purchase from the Company, and the Company agrees to sell to the Purchasers for a purchase price set forth on Schedule A hereto, totalling an aggregate purchase price of Four Hundred Twenty-Five Thousand Dollars ($425,000), such amount of the following securities (collectively, the "Securities") as set forth on Schedule A:

     (a) $425,000 aggregate principal amount of promissory notes of the Company (individually, a "Note" and collectively, the "Notes"); and

     (b) common stock purchase warrants (individually, a "Warrant" and collectively, the "Warrants") exercisable for an aggregate of 14.166667 shares of common stock, no par value, of the Company (the "Common Stock") and exchangeable for common stock purchase warrants exercisable for an aggregate of 141,666.67 shares of common stock, $.003 par value per share, of BEXY Communications, Inc. ("BEXY"), assuming consummation of the transactions contemplated by that certain Agreement and Plan of Reorganization dated as of April 16, 1996 by and among the Company and the stockholders of the Company, on the one hand, and BEXY and Buddy Young, on the other hand.

1.2 Terms of the Notes. The Company shall pay the principal amount of each Note plus interest on the unpaid principal balance in accordance with the terms and conditions of the Note, a form of which is attached as Exhibit A hereto.

1.3 Terms of the Warrants. Each Warrant shall be governed by a Warrant Agreement, a form of which is attached as Exhibit B hereto (the "Warrant Agreement").

SECTION 2.     REPRESENTATIONS

2.1 Purchaser's Representations. Each Purchaser represents to the Company that you are authorized to enter into this Agreement and the Warrant Agreement, to perform your obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. You further represent that you are purchasing the Securities to be purchased by you for your own account and with no intention of distributing or reselling such Securities or any part thereof, or any interest therein, in any transaction that would be in violation of the securities laws of the United States of America, or the securities laws of any applicable state thereof, without prejudice, however, to your right at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act of 1933 (the "Securities Act") and applicable state securities laws, or under an exemption from such registration available under the Securities Act and applicable state securities laws, and subject, nevertheless, to the disposition of your property being at all times within your control.

          You further represent that either (i) you are an "accredited investor" within the meaning of Rule 501 under the Securities Act or (ii) by reason of your business and financial experience and the business and financial experience of those retained by you to advise you with respect to your investment in the Securities, you, together with such advisors, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, and are able to bear the economic risk of such investment and, at the present time are able to afford a complete loss of such investment.

2.2 Company's Representations. The Company represents and warrants to you as follows:

          (a) The Company is a corporation, duly organized and existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into and to perform its obligations under this Agreement, the Warrant Agreements, the Warrants and the Notes and to issue the Securities (and any shares of Common Stock issuable upon exercise of the Warrants).

          (b) The Company has taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement, the Warrant Agreement, the Warrant and the Note and to consummate the transactions contemplated hereby and thereby. This Agreement, the Warrant Agreement, the Warrant and the Note are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.

          (c) The authorized capital stock of the Company is 2,000 shares of Common Stock of which 825 shares of Common Stock is issued and outstanding. The Company has reserved twenty one (21) shares of Common Stock for issuance upon exercise of the Warrants. The shares of Common Stock issuable upon exercise of the Warrants have been duly authorized for issuance by the Company and, when issued and delivered against payment therefor as contemplated by the Warrant Agreement to be executed by each Purchaser, will be validly issued, fully paid and non-assessable, free and clear of all liens, claims and other encumbrances.

          (d) The offer and sale of the Securities hereunder is exempt from the registration requirements of the Securities Act either pursuant to Section 4(2) thereof or Regulation D promulgated thereunder.

SECTION 3.  EVENTS OF DEFAULT

3.1  The term "Event of Default" shall mean any of the following events:

          (a) The Company shall default in the payment when due of any principal of or interest on any Note; or

          (b) The Company shall (x) become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, (y) apply for, consent to or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for a substantial part of the property of the Company and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days or (z) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and if such case or proceeding is not commenced by the Company or shall result in the entry of an order for relief or shall remain for 60 days undismissed.

3.2 If any Event of Default described in clause (a) shall occur and be continuing, the holders of the Notes may, upon notice or demand, declare all or any portion of the outstanding principal amount of the Notes to be due and payable and if any Event of Default described in clause (b) shall occur, the outstanding principal amount of all outstanding Notes shall automatically be and become immediately due and payable, without notice or demand.

SECTION 4.  PENALTIES FOR NON-PAYMENT

          If the Company shall not have paid all principal and accrued and unpaid interest on the Notes on the date on which such is due, the holders of Notes shall be entitled to receive, in addition to all amounts otherwise payable with respect to the Notes, a late charge equal to five percent (5%) per annum of the total amount due and shall be entitled to receive additional Warrants to purchase three (3) additional shares of Common Stock for each month or partial month in which payment in full is not made up to a total additional amount of twelve (12) shares of Common Stock, having the same exercise period measured from the date of issuance of each Warrant and the same exercise price as set forth in the Warrant Agreement. The additional Warrants shall be allocated pro rata to the holders of Notes in accordance with the percentage (rounded to the nearest ten thousandth) that the principal amount of the Note(s) held by each holder bears to the total principal amount of all outstanding Notes.

SECTION 5.  MISCELLANEOUS

5.1 All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first class mail postage prepaid or telecopier:

          (a) if to a Purchaser at the address set forth on Schedule A hereto;

          (b) if to the Company at its address set forth on the first page of this Agreement with a copy to Whitman Breed Abbott & Morgan, 200 Park Avenue, New York, New York, Attention: Robert C. Brighton, Jr., Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered, if personal delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied.

5.2 This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

5.3 This Agreement and the Warrant Agreements, Warrants and Notes may be amended, modified or supplemented with the consent of each of the parities to the respective agreements, instruments or other documents.

5.4 This Agreement may be signed in counterparts, each of which shall be deemed and original and all of which taken together shall be deemed one and the same agreement.

5.5 This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of law provisions thereof).

5.6 This Agreement, together with the Warrant Agreements, Warrants and Notes, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

5.7 If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affect, it being intended by the parties that the rights and privileges of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          If this Agreement is satisfactory to you, please complete and sign Schedule A to indicate your acceptance, which Schedule A shall constitute a counterpart of this Agreement, and returning such counterpart to the Company whereupon this Agreement will become binding between us in accordance with its terms.

                              Very truly yours,



                              CHENIERE ENERGY OPERATING CO., INC.



                              By:  ______________________________________
                                    Name: William D. Forster
                                    Title: President

                                  SCHEDULE A



NAME AND ADDRESS OF      PRINCIPAL           NO. OF         PURCHASE
PURCHASERS               AMOUNT OF NOTE      WARRANTS       PRICE



Name:
Address:




Fax No.:
Tel. No.:


Signature


- --------------------------------------------
Name:

Date:  June 14, 1996

                                                                       EXHIBIT A


                                PROMISSORY NOTE



$______________



          FOR VALUE RECEIVED, the undersigned, CHENIERE ENERGY OPERATING CO., INC., a corporation, organized under the laws of Delaware (hereinafter called the "Maker"), promises to pay to the order of _________________ (the "Lender"), or its successors or assigns, by payment to Lender, at ________________________ ____________________________________________________________ or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ______________________________________ ($______________), plus interest on the principal balance thereof from time to time outstanding at a rate which is at all times eight percent (8%) per annum, on that date which is ninety (90) days from the date hereof, when the entire principal balance hereof, all accrued and unpaid interest thereon and all other applicable fees, costs and charges, if any, shall be due and payable in full. Interest hereon shall be calculated on the basis of the actual number of days elapsed in a 360-day year. All payments of principal and/or interest hereon shall be payable in lawful money of the United States and in immediately available funds.

          In the event that any payment of principal and/or interest is not actually received by the holder hereof within ten (10) days of the date such payment is due, the Maker agrees to pay a late charge of an amount equal to five percent (5%) per annum of the outstanding principal amount, calculated on the basis of the actual number of days elapsed in a 360-day year, in addition to interest as set forth above.

          All payments received hereon shall be applied first to late charges, if any, then to interest and then to principal.

          This Note may be prepaid, in whole or in part, at any time without penalty. Any partial prepayments shall not, however, relieve the Maker of the obligation to pay principal and/or interest hereunder as and when the same would otherwise fall due.

          Maker hereby (i) waives presentment, demand, protest and notice of presentment, notice of protest and notice of dishonor of this debt and each and every other notice of any kind respecting this Note, (ii) agrees that the holder hereof, at any time or times, with notice to it and its consent, may grant extensions of time, without limit as to the number or the aggregate period of such extensions, for the payment of any principal and/or interest due hereon, and (iii) to the extent not prohibited by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor hereunder or providing for its release or discharge from liability hereon, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder.

          The Maker promises to pay all costs of collection, including reasonable attorneys' fees, upon default in the payment of the principal of this Note or interest hereon when due, whether at maturity, as herein provided, or by reason of acceleration of maturity under the terms hereof, whether suit be brought or not.

          This Note is one of the Notes contemplated by that certain agreement dated as of June 14, 1996 (the "Agreement") between the Maker and the holder. This Note incorporates by reference the terms of the Agreement, including, but not limited to, the terms thereof relating to Events of Default.

          In the event any one or more of the provisions contained in this Note or the Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

          The Maker warrants and represents that the loan evidenced hereby is being made for business or investment purposes.

          This Note shall be governed in all respects by the laws of the State of New York and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (without giving effect to the conflict of law provisions thereof).

          Any judicial proceeding brought against Maker on any dispute arising out of this Note or any matter related hereto may be brought in the courts of the State of New York in New York City, or in the United States District Court of the Southern District of New York, and, by execution and delivery of this Note, Maker accepts for itself the exclusive jurisdiction of the aforesaid courts, waives any objections to such jurisdiction on the grounds of venue of forum non conveniens and any similar grounds, consents to service of process by mail or in any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note.

          Maker waives all right to trial by jury in any action, suit or proceeding brought to enforce or defend any right or remedies under this Note, whether sounding in contract or tort or otherwise.

                                    CHENIERE ENERGY
                                     OPERATING CO., INC.



[Corporate Seal]

ATTEST:                             By:___________________________
                                      Name:  William D. Forster
                                      Title:  President



By:________________________________

                                                                       EXHIBIT B


                               WARRANT AGREEMENT

          WARRANT AGREEMENT (this "Agreement") is made as of June 14, 1996 by and between CHENIERE ENERGY OPERATING CO., INC., a Delaware corporation ("the Company"), and _____________________ (the "Holder").

                             PRELIMINARY RECITALS

          A. The Company desires to issue to Holder a right to purchase shares of common stock, no par value per share (the "Common Stock"), of the Company in consideration of value received by the Company from Holder, as set forth in that certain agreement dated as of June 14, 1996 (the "Purchase Agreement") between the Company and the Holder with respect to the purchase by Holder of a promissory note and common stock purchase warrant of the Company.

          B. Holder desires to participate in the future growth prospects of the Company and is willing to accept and receive a right to purchase shares of Common Stock of the Company, on the terms and subject to the conditions set forth below.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder agree as follows:

          1. GRANT OF WARRANT. The Company hereby grants to Holder a warrant to purchase up to ____________ shares of Common Stock at the purchase price of ________ per share (the "Warrant"), such Warrant to be exercisable as hereinafter provided, evidenced by a warrant certificate in the form attached as Exhibit A hereto (the "Warrant Certificate").

          2. EXERCISE PERIOD. Subject to the other terms of this Agreement regarding the exercisability of the Warrant, the Warrant shall be exercisable during the period (the "Exercise Period") commencing on the date hereof and expiring on June 14, 1999.

          3.   EXERCISE OF WARRANT

          (a) This Warrant may be exercised, from time to time, in whole or in part, at any time prior to the expiration thereof. Any exercise shall be accompanied by written notice to the Company specifying the number of shares as to which this Warrant is being exercised, in the form attached to the Warrant Certificate. Notations of any partial exercise or instalment exercise, shall be made by the Company and attached as a schedule hereto.

          (b) The Company shall issue the Warrant Certificate or certificates evidencing the Warrant Shares within fifteen (15) days after receipt of such notice and payment as hereinafter provided.

          4. PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise of the Warrant the purchase price for the Warrant Shares shall be paid in full to the Company by check or other immediately available funds.

          5. PURCHASE FOR INVESTMENT; RESALE RESTRICTIONS. The Holder hereby represents, and each assignee of Holder as a condition to transfer shall represent, that he is acquiring or will acquire the Warrant and the Warrant Shares for his own account, for investment only with no present intention of distributing or reselling such securities or any part thereof. Unless at the time of the acquisition of the Warrant or the exercise of the Warrant, as the case may be, there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act 1933 ("1933 Act") and appropriate qualification and registration under applicable state securities laws relating to the Warrant or the Warrant Shares, as the case may be, the Holder shall, prior to the assignment of the Warrant or upon exercise of the Warrant or any portion thereof, as the case may be, give a representation that he is acquiring such Warrant or Warrant Shares, as the case may be, for his own account, only for investment and not with the view to the resale or distribution of any of such securities. In the absence of such registration statement, the Holder shall execute a written affirmation, in form reasonably satisfactory to the Company, of such investment intent. The Holder further agrees that he will not sell or transfer the Warrant or any Warrant Shares, as the case may be, until he requests and receives an opinion from the Company's counsel, or other counsel reasonably satisfactory to the Company, to the effect that such proposed sale or transfer will not result in a violation of the 1933 Act or a registration statement covering the sale or transfer of the Warrant or Warrant Shares, as the case may be, has been declared effective by the Securities and Exchange Commission ("SEC"), or he obtains a no action letter from the SEC with respect to the proposed transfer. There shall be stamped on the certificate(s) representing the Warrant or Warrant Shares, as the case may be, an appropriate legend giving notice of the acquisition of such Warrant or Warrant Shares, as the case may be, for investment and the restriction on their transfer by reason thereof.

          6.  EXCHANGE FOR BEXY WARRANTS. Holder agrees to exchange this
Warrant for a warrant to purchase shares of common stock, $.003 par value per share ("BEXY Stock"), of BEXY Communications, Inc. ("BEXY") at the closing (the "Closing") of the reorganization of BEXY contemplated by that certain Agreement and Plan of Reorganization dated as of April 16, 1996 ("Reorganization Agreement") among the Company, the stockholders of the Company, BEXY and Buddy Young. At the Closing, Holder shall present and deliver the Warrant, together with a properly completed assignment, to BEXY and, upon execution and delivery of a warrant agreement between Holder and BEXY, receive a warrant to purchase BEXY Stock (the "BEXY Warrant"). The BEXY Warrant received by Holder shall be exercisable for ten thousand (10,000) shares of BEXY Stock for each share of Common Stock for which the Warrant may be exercised. The purchase price for each share of BEXY stock shall be $3 per share and shall have the same Exercise Period as the Warrant and other terms that are substantially the same as the Warrant.

          7. NO RIGHTS OF STOCKHOLDER. The Holder shall have no rights as a stockholder with respect to any Warrant Shares prior to the date of purchase thereof and issuance to him of a certificate or certificates for such shares.

          8. COMPLIANCE WITH LAW AND REGULATIONS. This Agreement and the obligation of the Company to sell and deliver the Warrant and the Warrant Shares shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If, at any time, the Board of Directors of the Company shall determine that (a) the listing, registration or qualification of the Warrant Shares upon any securities exchange or under any state or federal law or (b) the consent or approval of any government regulatory body, is necessary or desirable as a condition to, or in connection with, the offer, sale and issuance of the Warrant Shares, the Warrant shall not be exercised by the Holder in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors of the Company.

          9. TAX WITHHOLDING REQUIREMENTS. The Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding or other tax requirements applicable to the sale of the Warrant or the issuance and sale of the Warrant Shares prior to the delivery of any Warrant Certificate or Certificates for the Warrant Shares.

          10. FRACTIONAL SHARES. To the extent required, fractional shares of stock shall be issued upon the exercise of this Warrant up to but not more than the nearest one millionth of a share (.000001). The Company shall not be under any obligation to compensate the Holder in any way for fractional shares in less than such amounts.

          11. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts taken together will constitute one and the same Agreement.

          13. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement and shall not be used in the interpretation hereof.

          14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon any and all successors and assigns of the parties.

          15. AMENDMENTS. This Agreement may not be modified, amended, altered, or supplemented except upon the execution and delivery of a written agreement executed by Holder and the Company.

          16. GOVERNING LAW. This Agreement shall be construed according to the laws of the State of Delaware without giving effect to the conflict of law provisions thereof, and all provisions hereof shall be administered according to and its validity shall be determined under, the laws of such state, except where preempted by federal laws.

          17. NOTICES. Any notices or other communications required or permitted hereunder shall be given in the manner set forth in the Purchase Agreement.

          IN WITNESS WHEREOF the parties have executed this Agreement as the date first written above.

                      CHENIERE ENERGY OPERATING CO., INC.


                    By__________________________________
                     Name:  William D. Forster
                     Title:  President


                    HOLDER


                    By:_________________________________
                      Name:

                                                          Exhibit A (to
                                                          Cheniere Energy
                                                          Operating Co., Inc.
                                                          Warrant Agreement)


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                      CHENIERE ENERGY OPERATING CO., INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     The transferability of this Warrant is restricted as set forth in the related Warrant Agreement, a copy of which may be obtained from the Company at its principal office.

No.:                                                         Up to ___ Share

          THIS CERTIFIES THAT for value received _______________ (the "Holder") or registered assigns is the owner of a Warrant to purchase during the period expiring no later than 5:00 p.m. New York time on June 14, 1999, the number of fully paid and non-assessable shares of Common Stock, no par value per share (the "Common Stock"), of Cheniere Energy Operating Co., Inc., a Delaware corporation (hereinafter called the "Company"), specified above upon payment of the Warrant Price (as defined below) set forth in the warrant agreement between the Company and the Holder (the "Warrant Agreement").

          As provided in the Warrant Agreement, certain adjustments may be made in the sole discretion of the Board of Directors of the Company in the number of shares of Common Stock issuable upon exercise of this Warrant in the event of the change in the number of shares of Common Stock of the Company outstanding by reason a stock split, combination of stock or stock dividend in such manner as the Board of Directors may deem equitable.

          Reference is made to that certain Agreement and Plan of Reorganization dated as of April 16, 1996 (the "Reorganization Agreement") among the Company, the Stockholders of the Company listed on Schedule A to the Reorganization Agreement, BEXY Communications, Inc. ("BEXY") and Buddy Young and the Warrant Agreement. Capitalized terms used herein without definition shall have the same meanings as ascribed to them in the Reorganization Agreement. Pursuant to
Section 1.2.2 of the Reorganization Agreement and Section 7 of the Warrant Agreement, each Cheniere Warrant shall be exchanged at the Closing for a BEXY Warrant pursuant to a formula whereby the right to purchase one (l) Cheniere Share at a purchase price of $30,000 per share shall be exchanged for the right to purchase ten thousand (10,000) shares of BEXY Stock at a purchase price of $3 per share. Upon exchange for a BEXY Warrant, the form of assignment attached hereto must be properly completed and executed and surrendered to BEXY.

          The warrant price per share (hereinafter called the "Warrant Price") shall be $30,000. As provided in the Warrant Agreement, the Warrant Price is payable upon the exercise of this Warrant, in cash by check or other immediately available funds.

          Upon the exercise of this Warrant, the form of election to purchase attached hereto must be properly completed and executed and surrendered to the Company or its transfer agent. In the event that this Warrant is exercised in respect of fewer than all of such shares, a new Warrant for the remaining number of such shares, substantially in the form hereof, will be issued on such surrender.

          This Warrant is issued under, and the rights represented hereby are subject to, the terms and provisions contained in the Warrant Agreement. By acceptance of an assignment of this Warrant any assignee agrees and assents to all the terms and provisions of the Warrant Agreement. Reference is hereby made to terms and conditions of the Warrant Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder, which terms and conditions are incorporated herein by reference. Copies of the Warrant Agreement are on file at the principal office of the Company.

          The Company shall be required upon the exercise of this Warrant to issue fractions of shares only up to the nearest one millionth of a share (.000001).

          This Warrant is transferable at the office of the Company (or of its transfer agent) by the registered holder hereof in person or by attorney-in-fact duly authorized in writing, but only in the manner and subject to the limitations provided in the Warrant Agreement, and upon surrender of this Warrant, proper completion and delivery of an assignment in the form attached hereto and the payment of any transfer taxes. Upon any such transfer, a new Warrant, or new Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock will be issued to the transferee in exchange for this Warrant.

          This Warrant when surrendered at the office of the Company (or of its transfer agent) by the registered holder hereof, in person or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

          If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

          The Holder this Warrant shall not be entitled to any of the rights of a stockholder of the Company prior to the exercise hereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its representative, hereunto duly authorized, as of this 14th day of June, 1996.



                              CHENIERE ENERGY OPERATING CO., INC.


                              By:______________________________________
                                 William D. Forster
                                 President

                                                                         Annex 1

                                 PURCHASE FORM


                                 Dated _____________, 19_____

          The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock and hereby makes payment in full by check or other immediately available funds totaling $____________.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name________________________________________________________
     (Please typewrite or print in block letters)

Address_____________________________________________________

Signature___________________________________________________



                                                                         Annex 2

                                ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Name________________________________________________________
     (Please typewrite or print in block letters)

Address_____________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date______________, 19__

Signature___________________________________________________

                                ASSIGNMENT FORM


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Name __________________________________________________________
     (Please typewrite or print in block letters)


Address _______________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date  June 14, 1996


Signature _____________________________________________________

                                ASSIGNMENT FORM


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Name  BEXY Communications, Inc.
      ---------------------------------------------------
      (Please typewrite or print in block letters)


Address   16661 Venture Boulevard, Suite 214, Encino, California

the right to purchase Common Stock represented by this Warrant to the extent of _________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date  July 3, 1996


Signature________________________________________________